UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☑	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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Ingersoll-Rand Public Limited Company

(Name of Registrant as Specified In Its Charter)
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of Extraordinary General Meeting
of Shareholders and Proxy Statement

To our Shareholders:

I am pleased to invite you to an extraordinary general meeting of Shareholders of Ingersoll-Rand plc (“we,” “us” and the “Company”) to be held on February 4, 2020, at 3:30 p.m. local time, at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin, D02 T380, where we will ask our shareholders to approve a name change for our Company.

On April 30, 2019, we entered into a definitive agreement to spin off our Industrial segment and combine it with Gardner Denver Holdings, Inc. (“Gardner Denver”) to create a standalone Industrial company, expected to be called Ingersoll Rand. Many of our Industrial businesses go to market with the Ingersoll Rand brand today. The inclusion of the brand as part of the transaction will support continuity with customers of our Industrial segment.

As such, there is a need to change the name of the remaining Company which, at the time of close,will be focused on sustainable climate control solutions for buildings, homes and transportation.

We are planning to change the Company’s name from Ingersoll-Rand plc to Trane Technologies plc (NYSE: TT). This name elevates the Company’s largest and market-leading strategic brand, Trane, which today represents a large majority of our business. Market research on name options for the Company showed overwhelming evidence that elevating Trane to the enterprise level would most effectively harness powerful brand equity. The addition of the word “Technologies” separates the enterprise brand from the Trane product brand, and celebrates how technological innovation will lead our Company into the future. Given these benefits, if shareholders approve the Special Resolution at the Extraordinary General Meeting, the Board has determined that the name change will proceed regardless of whether the transaction with Gardner Denver closes.

The following Notice of Extraordinary General Meeting of Shareholders and Proxy Statement describes the business to be conducted at the Extraordinary General Meeting in more detail.

Your vote is very important to us. Prior to the meeting, I encourage you to sign and return your proxy card or use telephone or Internet voting so that your shares will be represented and voted at the meeting.

Thank you for your continued support.

Sincerely,
Michael W. Lamach
Chairman and Chief Executive Officer

This Proxy Statement and the enclosed proxy card, or the Notice of Internet Availability of Proxy Materials, are first being mailed to shareholders of record on December 17, 2019 (the “Record Date”) on or about                , 2019.

Ingersoll-Rand plc
Registered in Ireland No. 469272

U.S. Mailing Address:	Registered and Principal Executive Office:
800-E Beaty Street	170/175 Lakeview Dr.
Davidson, NC 28036	Airside Business Park
(704) 655-4000	Swords, Co. Dublin, K6T EW96
Ireland

NOTICE OF EXTRAORDINARY GENERAL
MEETING OF SHAREHOLDERS AND PROXY STATEMENT

DATE AND TIME
Tuesday, February 4, 2020, at 3:30 p.m., local time

LOCATION
The offices of Arthur Cox
Ten Earlsfort Terrace,
Dublin, D02 T380
Ireland

PROPOSAL TO BE VOTED
To vote to pass a special resolution to change the Company’s name to Trane Technologies plc on such date as determined by the management of the Company.

The following special resolution will be proposed at the Extraordinary General Meeting (the “Special Resolution”):

“THAT the name of the Company be changed to Trane Technologies plc on such date as determined by the Chairman and the Senior Vice President and General Counsel of the Company, and at such time, all references in the memorandum and articles of association of the Company to the existing name of the Company be changed to Trane Technologies plc.”

RECORD DATE
Only shareholders of record as of the close of business on December 17, 2019, are entitled to receive notice of and to vote at the Extraordinary General Meeting.

By Order of the Board of Directors,

EVAN M. TURTZ
Senior Vice President and General Counsel

HOW TO VOTE
Whether or not you plan to attend the meeting, please provide your proxy by either using the Internet or telephone as further explained in this Proxy Statement or filling in, signing, dating, and promptly mailing a proxy card.

BY TELEPHONE
In the U.S. or Canada, you can vote your shares by submitting your proxy toll-free by calling 1-800-690-6903.

BY INTERNET
You can vote your shares online at www.proxyvote.com.

BY MAIL
You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.

ATTENDING THE MEETING
Directions to the meeting can be found on page A-1 of the attached Proxy Statement.

If you are a shareholder who is entitled to attend and vote, then you are entitled to appoint a proxy or proxies to attend and vote on your behalf. A proxy is not required to be a shareholder in the Company. If you wish to appoint as proxy any person other than the individuals specified on the proxy card, please contact our Secretary at our registered office.

Important Notice regarding the availability of proxy materials for the Extraordinary General Meeting of Shareholders to be held on February 4, 2020

TABLE OF CONTENTS

SPECIAL RESOLUTION TO CHANGE THE COMPANY’S NAME	1
INFORMATION CONCERNING VOTING AND SOLICITATION	2
Why Did I Receive this Proxy Statement?	2
How Do I Attend the Extraordinary General Meeting?	2
Who May Vote?	2
How Do I Vote?	2
How May Employees Vote Under Our Employee Plans?	3
May I Revoke My Proxy?	3
How Will My Proxy Get Voted?	4
What Constitutes a Quorum?	4
What Vote is Required to Approve Each Proposal?	4
Who Pays the Expenses of this Proxy Statement?	4
How Will Voting on Any Other Matter be Conducted?	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
SHAREHOLDER PROPOSALS AND NOMINATIONS	6
HOUSEHOLDING	7
APPENDIX A – DIRECTIONS TO THE EXTRAORDINARY GENERAL MEETING	A-1

Special Resolution to Change the Name of the Company (the “Name Change Proposal”)

The Board of Directors recommends a vote FOR the Name Change Proposal.

Special Resolution – Reasons for Name Change

On December 5, 2019, the Board of Directors approved a change in the Company’s name from “Ingersoll-Rand plc” to “Trane Technologies plc” subject to approval by our shareholders and on such date as determined by the Chairman and the Senior Vice President and General Counsel of the Company. The Company expects to issue a press release announcing the effective date of the name change once implemented.

On April 30, 2019, we entered into a definitive agreement to spin off our Industrial segment and combine it with Gardner Denver to create a standalone Industrial company, expected to be called Ingersoll Rand. Many of our Industrial businesses go to market with the Ingersoll Rand brand today. The inclusion of the brand as part of the transaction will support continuity with customers of our Industrial segment.

As such, there is a need to change the name of the remaining Company which, at the time of close, will be focused on sustainable climate control solutions for buildings, homes and transportation.

We are planning to change the Company’s name from Ingersoll-Rand plc to Trane Technologies plc (NYSE: TT). This name elevates the Company’s largest and market-leading strategic brand, Trane, which today represents a large majority of our business. Market research on name options for the Company showed overwhelming evidence that elevating Trane to the enterprise level would most effectively harness powerful brand equity. The addition of the word “Technologies” separates the enterprise brand from the Trane product brand, and celebrates how technological innovation will lead our Company into the future. Given these benefits, if shareholders approve the Name Change Proposal, the Board has determined that the name change will proceed regardless of whether the transaction with Gardner Denver closes.

Effects of Name Change

If the shareholders pass the Name Change Proposal, the change of the Company’s name will become effective on a date determined by the Chairman and the Senior Vice President and General Counsel of the Company and the filing of a Form G1Q with a copy of the resolutions of shareholders approving the name change with the Companies Registration Office in Ireland. The Company expects to issue a press release announcing the effective date of the name change once implemented.

While the name change will cause us to incur certain costs, the Board of Directors believes that any potential costs, and any potential confusion, associated with the name change will be outweighed by the benefits of the name change.

The name change will not have any effect on the rights of our existing shareholders.

In connection with our name change, we will change our ticker symbol on the NYSE from “IR” to “TT”, and will change the CUSIP number of our ordinary shares.

INFORMATION CONCERNING VOTING AND SOLICITATION

WHY DID I RECEIVE THIS PROXY STATEMENT?

We sent you this Proxy Statement or a Notice of Internet Availability of Proxy Materials (”Notice”) because our Board of Directors is soliciting your proxy to vote at the Extraordinary General Meeting. This Proxy Statement summarizes the information you need to know to vote on an informed basis.

HOW DO I ATTEND THE EXTRAORDINARY GENERAL MEETING?

All shareholders are invited to attend the Extraordinary General Meeting. In order to be admitted, you must present a form of personal identification and evidence of share ownership.

If you are a shareholder of record, evidence of share ownership will be either (1) an admission ticket, which is attached to the proxy card and must be separated from the proxy card and kept for presentation at the meeting if you vote your proxy by mail, or (2) a Notice.

If you own your shares through a bank, broker or other holder of record (“street name holders”), evidence of share ownership will be either (1) your most recent bank or brokerage account statement, or (2) a Notice. If you would rather have an admission ticket, you can obtain one in advance by mailing a written request, along with proof of your ownership of the Company’s ordinary shares, to:

Secretary
Ingersoll-Rand plc
170/175 Lakeview Dr.
Airside Business Park
Swords, Co. Dublin, K6T EW96
Ireland

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the Extraordinary General Meeting.

WHO MAY VOTE?

You are entitled to vote if you beneficially owned the Company’s ordinary shares at the close of business on December 17, 2019, the Record Date. At that time, there were            of the Company’s ordinary shares outstanding and entitled to vote. Each ordinary share that you own entitles you to one vote on all matters to be voted on a poll at the Extraordinary General Meeting.

HOW DO I VOTE?

Shareholders of record can cast their votes by proxy by:

●	using the Internet and voting at www.proxyvote.com;
●	calling 1-800-690-6903 and following the telephone prompts; or
●	completing, signing and returning a proxy card by mail. If you received a Notice and did not receive a proxy card, you may request one at sendmaterial@proxyvote.com.

The Notice is not a proxy card and it cannot be used to vote your shares.

If you are a shareholder of record and you choose to submit your proxy by telephone by calling the toll-free number on your proxy card, your use of that telephone system and in particular the entry of your pin number/other unique identifier will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Companies Act 2014, of the persons named on the proxy card as your proxy to vote your shares on your behalf in accordance with your telephone instructions.

Shareholders of record may also vote their shares directly by attending the Extraordinary General Meeting and casting their vote in person or appointing a proxy (who does not have to be a shareholder) to attend the Extraordinary General Meeting and casting votes on their behalf in accordance with their instructions.

Street name holders must vote their shares in the manner prescribed by their bank, brokerage firm or nominee. Street name holders who wish to vote in person at the Extraordinary General Meeting must obtain a legal proxy from their bank, brokerage firm or nominee. Street name holders will need to bring the legal proxy with them to the Extraordinary General Meeting and hand it in with a signed ballot that will be available upon request at the meeting. Street name holders will not be able to vote their shares at the Extraordinary General Meeting without a legal proxy and a signed ballot.

Even if you plan to attend the Extraordinary General Meeting, we recommend that you vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

In order to be timely processed, your vote must be received by 11:59 p.m. Eastern Time on February 3, 2020 (or, if you
are a street name holder, such earlier time as your bank, brokerage firm or nominee may require).

HOW MAY EMPLOYEES VOTE UNDER OUR EMPLOYEE PLANS?

If you participate in the ESP, the Ingersoll-Rand Company Employee Savings Plan for Bargained Employees, the Ingersoll-Rand Retirement Savings Plan for Participating Affiliates in Puerto Rico, the Ingersoll-Rand Individual Account Retirement Plan for Bargaining Unit Employees at the Buffalo, New York Plant or the Trane 401(k) and Thrift Plan, then you may be receiving these materials because of shares held for you in those plans. In that case, you may use the enclosed proxy card to instruct the plan trustees of those plans how to vote your shares, or give those instructions by telephone or over the Internet. They will vote these shares in accordance with your instructions and the terms of the plan.

To allow plan administrators to properly process your vote, your voting instructions must be received by 11:59 p.m.
Eastern Time on January 31, 2020.

If you do not provide voting instructions for shares held for you in any of these plans, the plan trustees will vote these shares in the same ratio as the shares for which voting instructions are provided.

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted at the Extraordinary General Meeting in any of the following ways:

●	by notifying our Secretary in writing: c/o Ingersoll-Rand plc, 170/175 Lakeview Dr., Airside Business Park, Swords, Co. Dublin, Ireland;
●	by submitting another properly signed proxy card with a later date or another Internet or telephone proxy at a later date but prior to the close of voting described above; or
●	by voting in person at the Extraordinary General Meeting.

Merely attending the Extraordinary General Meeting does not revoke your proxy. To revoke a proxy, you must take one of the actions described above.

HOW WILL MY PROXY GET VOTED?

If your proxy is properly submitted, your proxy holder (one of the individuals named on the proxy card) will vote your shares as you have directed. Because the name change proposal is considered a “routine” matter, if you are a street name holder, the rules of the NYSE permit your bank, brokerage firm or nominee to vote your shares on the name change proposal if it does not receive instructions from you. A broker non-vote occurs when the broker that holds your shares in street name is not entitled to vote on a matter without instruction from you and you do not give any instruction. Unless instructed otherwise by you, brokers will have discretionary authority to vote on the name change proposal, and as a result, there will not be broker non-votes in respect of the name change proposal. It is important that you cast your vote for your shares to be represented on the name change proposal.

If you are a shareholder of record and you do not specify on the proxy card you send to the Company (or when giving your proxy over the Internet or telephone) how you want to vote your shares, then the Company-designated proxy holders will vote your shares in the manner recommended by our Board of Directors on the name change proposal and as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting.

WHAT CONSTITUTES A QUORUM?

The presence (in person or by proxy) of shareholders entitled to exercise a majority of the voting power of the Company on the Record Date is necessary to constitute a quorum for the conduct of business. Abstentions are treated as “shares present” for the purposes of determining whether a quorum exists.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

The name change proposal is considered a special resolution under Irish law and requires 75% of the votes cast for approval.

Although abstentions are counted as “shares present” at the Extraordinary General Meeting for the purpose of determining whether a quorum exists, they are not counted as votes cast either “for” or “against” the resolution and, accordingly, will not affect the outcome of the vote.

WHO PAYS THE EXPENSES OF THIS PROXY STATEMENT?

We have hired Alliance Advisors, LLC to assist in the distribution of proxy materials and the solicitation of proxies for a fee estimated at $15,000 plus out-of-pocket expenses. Proxies will be solicited on behalf of our Board of Directors by mail, in person, by telephone and through the Internet. We will bear the cost of soliciting proxies. We will also reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the persons for whom they hold shares.

HOW WILL VOTING ON ANY OTHER MATTER BE CONDUCTED?

Although we do not know of any matters to be presented or acted upon at the Extraordinary General Meeting other than the items described in this Proxy Statement, if any other matter is proposed and properly presented at the Extraordinary General Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 2, 2019, the beneficial ownership of our ordinary shares by (i) each director of the Company, (ii) each named executive officer of the Company, and (iii) all directors and executive officers of the Company as a group:

Name	Ordinary Shares (1)	Notional Shares (2)	Options Exercisable Within 60 Days (3)
K. E. Arnold	2,239	-	-
A. C. Berzin	29,308	35,120	-
J. Bruton	9,970	-	-
J. L. Cohon	23,708	-	-
G. D. Forsee	28,819	-	-
L. P. Hudson	5,358	-	-
M. P. Lee	5,044	-	-
K. B. Peetz	2,469	-	-
J. P. Surma	9,616	-	-
R. J. Swift	4,788	65,463	-
T. L. White	28,276	49,594	-
M.W. Lamach	185,681	64,813	418,446
S.K. Carter	100,104	-	93,865
D. S. Regnery	32,624	984	92,850
M. J. Avedon	52,888	42,693	49,235
M. C. Green	32,366	5,308	80,054
All directors and executive officers as a group (20 persons) (4)	596,153	310,020	800,164

(1)
Represents (i) ordinary shares held directly; (ii) ordinary shares held indirectly through a trust; (iii) unvested shares, including any restricted stock units or performance share units, and ordinary shares and ordinary share equivalents notionally held under the Trane Deferred Compensation Plan that may vest or are distributable within 60 days of the December 2, 2019; and (iv) ordinary shares held by the trustee under the Ingersoll-Rand Company Employee Savings Plan for the benefit of executive officers. No director or executive officer of the Company beneficially owns 1% or more of the Company’s ordinary shares. There were 238,822,344 shares outstanding as of December 2, 2019.

(2)
Represents ordinary shares and ordinary share equivalents notionally held under the Ingersoll Rand Directors Deferred Compensation Plans and the Ingersoll Rand Executive Deferred Compensation Plans that are not distributable within 60 days of December 2, 2019.

(3)	Represents ordinary shares as to which directors and executive officers had stock options exercisable within 60 days of December 2, 2019, under the Company’s Incentive Stock Plans.

(4)
The Company’s ordinary shares beneficially owned by all directors and executive officers as a group (including shares issuable under exercisable options) aggregated represents approximately 0.58% of the total outstanding ordinary shares. Ordinary shares and ordinary share equivalents notionally held under the Ingersoll Rand Directors Deferred Compensation Plans, the Ingersoll Rand Executive Deferred Compensation Plans and the Trane Deferred Compensation Plan and ordinary share equivalents resulting from dividends on deferred stock awards are not counted as outstanding shares in calculating these percentages because they are not beneficially owned; the directors and executive officers have no voting or investment power with respect to these shares or share equivalents.

The following table sets forth each shareholder which is known by us to be the beneficial owner of more than 5% of the outstanding ordinary shares of the Company based solely on the information filed by such shareholder on Schedule 13D or filed by such shareholder in 2019 for the year ended December 31, 2018 on Schedule 13G under the Securities Exchange Act of 1934:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
BlackRock, Inc. (2) 55 East 52nd Street New York, New York 10022	18,815,633	7.88
Vanguard Group (3) 100 Vanguard Blvd. Malvern, PA 19355	17,667,031	7.40

(1)
The ownership percentages set forth in this column are based on the Company’s outstanding ordinary shares on December 2, 2019 and assumes that each of the beneficial owners continued to own the number of shares reflected in the table above on such date.

(2)
Information regarding BlackRock, Inc. and its stockholdings was obtained from a Schedule 13G filed with the SEC on February 4, 2019. The filing indicated that, as of December 31, 2018, BlackRock, Inc. had sole voting power as to 15,739,429 of the Company’s ordinary shares and sole dispositive power as to 18,815,633 of such shares.

(3)
Information regarding Vanguard Group and its stockholdings was obtained from a Schedule 13G filed with the SEC on February 12, 2019. The filing indicated that, as of December 31, 2018, Vanguard Group Inc. had sole voting power as to 293,872 of the Company’s ordinary shares, shared voting power as to 49,064 of such shares, sole dispositive power as to 17,328,624 of such shares and shared dispositive power as to 338,407 of such shares.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Any proposal by a shareholder intended to be presented at the 2020 Annual General Meeting of shareholders of the Company must be received by the Company at its registered office at 170/175 Lakeview Drive, Airside Business Park, Swords, Co. Dublin, Ireland, Attn: Secretary, no later than December 25, 2019, for inclusion in the proxy materials relating to that meeting. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposals to be eligible for inclusion in our 2020 Proxy Statement.

The Company’s Articles of Association set forth procedures to be followed by shareholders who wish to nominate candidates for election to the Board of Directors in connection with Annual General Meetings of shareholders or pursuant to written shareholder consents or who wish to bring other business before a shareholders’ general meeting. All such nominations must be accompanied by certain background and other information specified in the Articles of Association. In connection with the 2020 Annual General Meeting, written notice of a shareholder’s intention to make such nominations or bring business before the Annual General Meeting must be given to our Secretary not later than March 20, 2020. If the date of the 2020 Annual General Meeting occurs more than 30 days before, or 60 days after, the anniversary of the 2019 Annual General Meeting, then the written notice must be provided to our Secretary not later than the seventh day after the date on which notice of such Annual General Meeting is given.

In addition, the Company’s Articles of Association separately provide shareholders representing 3% or more of the voting power of the Company’s shares with the right, subject to certain terms and conditions, to nominate candidates for election to the Board of Directors and have such candidate included in our proxy materials for the applicable Annual General Meeting (“proxy access”). All such nominations must be accompanied by certain background and other information specified in the Articles of Association. In connection with the 2020 Annual General Meeting, written notice of proxy access nominations must be given to our Secretary not earlier than November 25, 2019 and not later than later than December 25, 2019. If the date of the 2020 Annual General Meeting occurs more than 30 days before, or 60 days after, the anniversary of the 2019 Annual General Meeting, then the written notice must be provided to our Secretary not earlier than 120 days prior to the 2019 Annual General Meeting and not later than the close of business on the later of (x) the 90th day prior to the 2020 Annual General Meeting or (y) the 10th day following the day on which public announcement of the date of the 2020 Annual General Meeting is first made.

The Corporate Governance and Nominating Committee will consider all shareholder recommendations for candidates for Board membership, which should be sent to the Committee, care of our Secretary, at the address set forth above. In addition to considering candidates recommended by shareholders, the Committee considers potential candidates recommended by current directors, Company officers, employees and others. As stated in the Company’s Corporate Governance Guidelines, all candidates for Board membership are selected based upon their judgment, character, achievements and experience in matters affecting business and industry. Candidates recommended by shareholders are evaluated in the same manner as director candidates identified by any other means.

In order for you to bring other business before a shareholder general meeting, timely notice must be received by our Secretary within the time limits described above. The notice must include a description of the proposed item, the reasons you believe support your position concerning the item, and other specified matters. These requirements are separate from and in addition to the requirements you must meet to have a proposal included in our Proxy Statement. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority.

If a shareholder wishes to communicate with the Board of Directors for any other reason, all such communications should be sent in writing, care of our Secretary, or by email at irboard@irco.com.

HOUSEHOLDING

SEC rules permit a single proxy statement to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure is referred to as householding. While the Company does not household mailings to its shareholders of record, a number of brokerage firms with account holders who are Company shareholders have instituted householding. In these cases, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes his or her consent. If at any time a shareholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement, he or she should notify his or her broker. Any shareholder can receive a copy of the Company’s Proxy Statement by contacting the Company at its registered office at 170/175 Lakeview Drive, Airside Business Park, Swords, Co. Dublin, Ireland, Attention: Secretary or by accessing it on the Company’s website at www.ingersollrand.com. Shareholders receiving multiple copies of annual reports to security holders, proxy statements or Notices of Internet Availability of Proxy Materials may request delivery of a single copy of such documents by contacting the Company using the same methods.

Shareholders who hold their shares through a broker or other nominee who currently receive multiple copies of the Proxy Statement at their address and would like to request householding of their communications should contact their broker.

Dated:                , 2019

Appendix A

Directions to the Extraordinary General Meeting

The offices of Arthur Cox are located at Ten Earlsfort Terrace, just off St. Stephen’s Green in Dublin’s city centre.

A-1

Ingersoll Rand

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time* on February 3, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, your proxy card must be received prior to the start of the Extraordinary General Meeting of Shareholders for your vote to be counted*.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time* on February 3, 2020. Have your proxy card in hand when you call and then follow the instructions.

*Voting cut-off is 11:59 p.m. Eastern Time on January 31, 2020 for participants in the Ingersoll-Rand Company Employee Savings Plan, the Ingersoll-Rand Company Employee Savings Plan for Bargained Employees, the Ingersoll-Rand Retirement Savings Plan for Participating Affiliates in Puerto Rico, the Ingersoll-Rand Individual Account Retirement Plan for Bargaining Unit Employees at the Buffalo, New York Plant or the Trane 401(k) and Thrift Plan to allow time for plan administrators to vote on your behalf.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E88079-S94379

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INGERSOLL-RAND PLC

The Board of Directors recommends you vote FOR the following proposal:

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IF YOU PLAN TO ATTEND THE EXTRAORDINARY GENERAL MEETING, PLEASE BRING, IN ADDITION TO THIS ADMISSION TICKET, A PROPER FORM OF IDENTIFICATION.

ADMISSION TICKET

INGERSOLL-RAND PLC
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS ADMISSION TICKET ADMITS ONLY THE NAMED SHAREHOLDER AND ONE GUEST.

PLEASE SEE APPENDIX A OF THE PROXY STATEMENT FOR DIRECTIONS.

NOTE: VIDEO, STILL PHOTOGRAPHY AND RECORDING DEVICES ARE NOT PERMITTED AT THE EXTRAORDINARY GENERAL MEETING. YOUR COOPERATION IS APPRECIATED.

E88080-S94379

INGERSOLL-RAND PLC
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

The undersigned hereby appoint(s) MICHAEL W. LAMACH, SUSAN K. CARTER and EVAN M. TURTZ, or any of them, with power of substitution, attorneys and proxies to vote, as indicated on the reverse hereof, all ordinary shares of Ingersoll-Rand plc (the "Company") which the undersigned is entitled to vote at the Extraordinary General Meeting of Shareholders to be held at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin, D02 T380, Ireland, on Tuesday, February 4, 2020, at 3:30 P.M., local time, or at any adjournments thereof, with all the powers the undersigned would possess, if then and there personally present, upon the matters described in the Notice of Extraordinary General Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may come before the meeting or any such adjournments.

Any shareholder entitled to attend and vote at the Extraordinary General Meeting may appoint one or more proxies, who need not be a shareholder(s) of the Company. If you wish to appoint a person other than the designated officers of the Company, please contact the Company's Secretary and also note that your nominated proxy must attend the Extraordinary General Meeting in person in order for your votes to be voted. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a member from attending and voting at the meeting in person.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO CONTRARY SPECIFICATIONS ARE MADE ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED IN THE MANNER RECOMMENDED BY THE COMPANY'S BOARD OF DIRECTORS ON ALL MATTERS AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS.

This card also constitutes your voting instructions with respect to ordinary shares held in accounts under the Ingersoll-Rand Company Employee Savings Plan, the Ingersoll-Rand Company Employee Savings Plan for Bargained Employees, the Ingersoll-Rand Retirement Savings Plan for Participating Affiliates in Puerto Rico, the Ingersoll-Rand Individual Account Retirement Plan for Bargaining Unit Employees at the Buffalo, New York Plant or the Trane 401(k) and Thrift Plan. If you do not vote, your proxy will be voted in accordance with the terms of the applicable plan.

Once received, your proxy will be forwarded to the Company's registered office electronically by Broadridge.

Address Changes/Comments: ____

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(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side